Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Supplement to the currently effective Statements of Additional Information of Scudder Lifecycle Long Range Fund , Scudder Lifecycle Mid Range Fund and Scudder Lifecycle Short Range Fund:

The following supplements and replaces related information presented towards the end of the section entitled "Asset-Backed Securities" on page 38 of the currently effective, combined SAI for the funds:

--------------------------------------------------------------------------------


The market for privately issued asset-backed securities is smaller and less liquid than the market for US Government mortgage-backed securities. The asset-backed securities in which a Portfolio may invest are limited to those which are readily marketable and rated investment grade by S&P, Moody's or Fitch.












December 16, 2003